SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) – January 1, 2007

CENTRAL EUROPEAN DISTRIBUTION CORPORATION

(Exact Name of Registrant as Specified in Charter)

DELAWARE	0-24341	54-18652710
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Bala Plaza, Suite 300 Bala Cynwyd, Pennsylvania	19004
(Address of Principal Executive Offices)	(Zip Code)

(610) 660-7817

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

The information set forth under Item 5.02 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 1.01.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

On January 1, 2007, the compensation committee of the Board of Directors of Central European Distribution Corporation (the “Company”) granted incentive stock options under the Company’s 1997 Stock Incentive Plan (the “Plan”) to each of the following officers of the Company in the amounts specified:

Recipient	Title	Options
William V. Carey	Chairman, President and Chief Executive Officer	67,500
Evangelou Evangelos	Vice President and Chief Operating Officer	39,375
Christopher Biedermann	Vice President and Chief Financial Officer	30,000
James Archbold	Vice President, Secretary and Director of Investor Relations	28,125

These incentive stock options grant the optionee the right to purchase the stated number of shares of the Company’s common stock at an exercise price of $29.70 per share, which is the closing price of the Company’s common stock as of December 29, 2006, the last trading day prior to the grant date. These options will be exercisable in full beginning on December 31, 2008 and will expire on December 31, 2017, except for those options granted to William V. Carey, which will expire on December 31, 2012. The form of stock option agreement with respect to grants made to officers under the Plan is attached as Exhibit 10.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

Pursuant to the Plan, a director on the date of his or her initial election to the board of directors is granted an option to purchase 11,812 shares of common stock. Thereafter, the director is granted an option to purchase 5,062 shares of common stock annually. In addition, the chairmen of the audit committee and the compensation committee each receives an annual grant of an option to purchase 10,125 shares of common stock under the Plan, while the chairman of the nominating committee does not receive any additional option grant. Furthermore, the members of the compensation committee each receive an annual grant of an option to purchase 1,687 shares of common stock under the Plan, and the members of the audit committee each receive an annual grant of an option to purchase 4,500 shares of common stock under the Plan. The members of the nominating committee do not receive any additional option grants. In addition to the options granted to directors, the chairman of the board of directors receives an additional annual grant of an option to purchase 15,187 shares of common stock under the Plan. The directors were last granted these options on May 1, 2006 at an exercise price of $27.37 per share. The form of stock option agreement with respect to grants made to directors under the Plan is attached as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Form of Stock Option Agreement with Officers under the Central European Distribution Corporation 1997 Stock Incentive Plan

10.2	Form of Stock Option Agreement with Directors under the Central European Distribution Corporation 1997 Stock Incentive Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Central European Distribution Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTRAL EUROPEAN DISTRIBUTION CORPORATION

By:	/s/ Chris Biedermann
Chris Biedermann
Vice President and Chief Financial Officer

Date: January 8, 2007

EXHIBIT INDEX

Exhibit No.	Description
10.1	Form of Stock Option Agreement with Officers under the Central European Distribution Corporation 1997 Stock Incentive Plan

10.2	Form of Stock Option Agreement with Directors under the Central European Distribution Corporation 1997 Stock Incentive Plan